UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 16, 2005
                                                      (September 15, 2005)

                               Global Signal Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                   001-32168                   65-0652634
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)                File Number)            Identification No.)


301 North Cattlemen Road, Suite 300, Sarasota, Florida              34232
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       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (941) 364-8886
                                                    ----------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS.

       On September 15, 2005, Global Signal Inc. issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing that its Board of Directors has declared a common stock cash dividend to $0.50 per share for the third quarter of 2005, payable on October 12, 2005 to holders of record of Global Signal's common stock as of October 6, 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press release dated September 15, 2005.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GLOBAL SIGNAL INC.
                                       (Registrant)


                                      /s/ Ronald Bizick
                                      ----------------------
                                      Ronald Bizick
                                      Executive Vice President



Date: September 16, 2005

EXHIBIT INDEX

Exhibit Number                    Exhibit

99.1                              Press release dated September 15, 2005.